Exhibit 7.1
DISTRIBUTION AND CONTRIBUTION AGREEMENT
     This DISTRIBUTION AND CONTRIBUTION AGREEMENT (this “Agreement”), dated as of January 12, 2009, is by and among Apartment Investment and Management Company, AIMCO/Bethesda Employee, L.L.C., AIMCO/Bethesda Holdings, Inc., AIMCO/DFW Residential Investors GP, LLC, AIMCO Galleria Office, L.P., AIMCO-GP, Inc., AIMCO Holdings, L.P., AIMCO Holdings QRS, Inc., AIMCO IPLP, L.P., AIMCO/IPT, Inc., AIMCO-LP Trust, AIMCO Lake Castleton Arms, L.L.C., AIMCO Properties, L.P., AIMCO QRS GP, LLC, AIMCO San Bruno Apartment Partners, L.P., AIMCO Woodway Office, L.P., Ambassador Apartments, L.P., Ambassador VIII, Inc., Ambassador VIII, L.P., CCP/III Village Green GP, Inc., ConCap Equities, Inc., ConCap Village Green Associates, Ltd., Consolidated Capital Properties III, Cooper River Properties, L.L.C., DFW Residential Investors Limited Partnership, Davidson Growth Plus GP Corporation, Davidson Growth Plus GP Limited Partnership, Davidson Growth Plus, L.P., Lake Castleton II, L.P., National Property Investors 5, NPI Equity Investments, Inc., The New Fairways, L.P., OAMCO XV, L.L.C., Oak Park-Oxford Associates Limited Partnership, Oxford Associates ‘83 Limited Partnership, Oxford Equities Corporation, Oxford Holding Corporation, Oxford Partners X, L.L.C., Scandia Associates, L.P., Woodway Office Partners, Ltd., a Texas Limited Partnership, and ZIMCO V L.L.C.
RECITAL:
     WHEREAS, the parties desire to make the distributions and contributions set forth in this Agreement as of effective the date of this Agreement;
     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual agreements and for other good and valuable consideration, the adequacy, sufficiency, and receipt of which are acknowledged, the parties agree as follows:
     SECTION 1. Defined Terms.
     As used in this Agreement, the following terms have the following meanings unless the context otherwise requires.
“AIMCO” means Apartment Investment and Management Company.
“AIMCO/Bethesda” means AIMCO/Bethesda Holdings, Inc.
“AIMCO/Bethesda Employee” means AIMCO/Bethesda Employee, L.L.C.
“AIMCO/DFW Residential Investors” means AIMCO/DFW Residential Investors GP, LLC.
“AIMCO Galleria Office” means AIMCO Galleria Office, L.P.
“AIMCO-GP” means AIMCO-GP, Inc.
“AIMCO Holdings” means AIMCO Holdings, L.P.
“AIMCO Holdings QRS” means AIMCO Holdings QRS, Inc.
“AIMCO IPLP” means AIMCO IPLP, L.P.

“AIMCO/IPT” means AIMCO/IPT, Inc.
“AIMCO-LP” means AIMCO-LP Trust.
“AIMCO Lake Castleton Arms” means AIMCO Lake Castleton Arms, L.L.C.
“AIMCO Properties” means AIMCO Properties, L.P.
“AIMCO QRS GP” means AIMCO QRS GP, LLC.
“AIMCO San Bruno Apartment Partners” means AIMCO San Bruno Apartment Partners, L.P.
“AIMCO Woodway Office” means AIMCO Woodway Office, L.P.
“Ambassador Apartments” means Ambassador Apartments, L.P.
“Brookdale Lakes Apartments” means Brookdale Lakes, an apartment complex located in Naperville, Illinois.
“CCP III” means Consolidated Capital Properties III.
“CCP/III Village Green” means CCP/III Village Green GP, Inc.
“Code” means the Internal Revenue Code of 1986, as amended.
“ConCap Equities” means ConCap Equities, Inc.
“ConCap Village Green” means ConCap Village Green Associates, Ltd.
“Cooper River Properties” means Cooper River Properties, L.L.C.
“Crossroads Apartments” means Crossroads Apartments, an apartment complex located in Phoenix, Arizona.
“DFW Residential Investors” means DFW Residential Investors Limited Partnership.
“Davidson Growth Plus Corporation” means Davidson Growth Plus GP Corporation.
“Davidson Growth Plus GP” means Davidson Growth Plus GP Limited Partnership.
“Davidson Growth Plus” means Davidson Growth Plus, L.P.
“Fairway Apartments” means Fairway Apartments, an apartment complex located in Plano, Texas.
“Franklin Oaks Apartments” means Franklin Oaks Apartments, an apartment complex located in Franklin, Tennessee.
“Lake Castleton II” means Lake Castleton II, L.P.

“Lake Castleton Apartments” means Lake Castleton Apartments, an apartment complex located in Indianapolis, Indiana.
“NPI 5” means National Property Investors 5.
“NPI Equity Investments” means NPI Equity Investments, Inc.
“New Fairways” means The New Fairways, L.P.
“Oak Park Oxford Associates” means Oak Park-Oxford Associates Limited Partnership.
“Oak Park Village Apartments” means Oak Park Village, an apartment complex located in Lansing, Michigan.
“OAMCO XV” means OAMCO XV, L.L.C.
“Oxford Associates ‘83” means Oxford Associates ’83 Limited Partnership.
“Oxford Equities” means Oxford Equities Corporation.
“Oxford Holding” means Oxford Holding Corporation.
“Oxford Partners X” means Oxford Partners X, L.L.C.
“Pacific Bay Vistas” means Pacific Bay Vistas (f/k/a Treetops), an apartment complex located in San Bruno, California.
“Properties” means, collectively, Brookdale Lakes Apartments, Crossroads Apartments, Fairway Apartments, Franklin Oaks Apartments, Lake Castleton Apartments, Oak Park Village Apartments, Pacific Bay Vistas, Riverbend Village, Scandia Apartments, Village Green Apartments, and Willow Park on Lake Adelaide Apartments.
“Riverbend Village” means Riverbend Village Apartments, an apartment complex located in Arlington, Texas.
“Scandia Apartments” means Scandia Apartments, an apartment complex located in Indianapolis, Indiana.
“Scandia Associates” means Scandia Associates L.P.
“Section 351” means Section 351 of the Code.
“Shares” means two hundred forty-six (246) shares of the common stock of AIMCO/Bethesda.
“Village Green Apartments” means Village Green Apartments, an apartment complex located in Altamonte Springs, Florida.
“Willow Park on Lake Adelaide Apartments” means Willow Park on Lake Adelaide Apartments, an apartment complex located in Altamonte Springs, Florida.

“Woodway Office Partners” means Woodway Office Partners, Ltd., a Texas Limited Partnership.
“ZIMCO V” means ZIMCO V L.L.C.
     SECTION 2. Ownership of the Properties prior to Consummation of the Transactions Contemplated by this Agreement; Power of Attorney. For convenience of reference only, attached as Exhibit A are descriptions of the ownership constituencies of each of the Properties prior to the consummation of the transactions contemplated by this Agreement. To the extent that this Agreement contains one or more errors or ambiguities, regardless of whether or not the corresponding description in Exhibit A was accurate, the parties agree that this Agreement may be amended upon the sole signature of AIMCO Properties to correct the errors or ambiguities, and any amendment will be considered for all purposes to have been in full force and effect as of the date of this Agreement. To this end, each of the other parties to this Agreement grants AIMCO Properties a limited power of attorney to execute and deliver any such amendment in its name, place, and stead as its attorney in fact. Such power of attorney is coupled with an interest and is irrevocable.
     SECTION 3. Contribution of GP and LP Interests and Properties. Effective the date of this Agreement, the parties make the following distributions and contributions:
(a)	With Respect to the Ownership of Brookdale Lakes Apartment, Crossroads Apartments and Franklin Oaks Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in Ambassador VIII, L.P., held of record by Ambassador VIII, Inc., to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	Ambassador Apartments distributes a 99% limited partnership interest in Ambassador VIII, L.P., 1% of which is distributed to AIMCO QRS GP, 0.1% of which is distributed to AIMCO Holdings, and 98.9% of which is distributed to AIMCO Properties.
(i)	AIMCO QRS GP distributes its share of such interest to AIMCO Properties;

(ii)	AIMCO Holdings distributes its share of such interest, 2% of which is distributed to AIMCO Holdings QRS and 98% of which is distributed to AIMCO Properties;

(iii)	AIMCO Holdings QRS distributes its share of such interest to AIMCO;

(iv)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 99% limited partnership interest in Ambassador VIII, L.P. to AIMCO/Bethesda.

(b)	With Respect to the Ownership of Fairway Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in New Fairways, held of record by Davidson Growth Plus GP, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to Davidson Growth Plus, which owns a 99% limited partnership interest in Davidson Growth Plus GP:
(i)	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 2.9% managing general partnership interest in Davidson Growth Plus, held of record by Davidson Growth Plus Corporation, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

(ii)	Cooper River Properties distributes a 13.46% limited partnership interest in Davidson Growth Plus to AIMCO IPLP.
(1)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(2)	AIMCO/IPT distributes its share of such interest to AIMCO;

(3)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(4)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(5)	AIMCO Properties contributes the entire 13.46% limited partnership interest in Davidson Growth Plus to AIMCO/Bethesda.
(iii)	AIMCO IPLP distributes a 8.49% limited partnership interest in Davidson Growth Plus, 70% of which is distributed to AIMCO/IPT and 30% of which is distributed to AIMCO Properties;
(1)	AIMCO/IPT distributes such share to AIMCO;

(2)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP, pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(3)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(4)	AIMCO Properties contributes the entire 8.49% limited partnership interest in Davidson Growth Plus to AIMCO/Bethesda.
5.	AIMCO Properties contributes a 38.99% limited partnership interest in Davidson Growth Plus to AIMCO/Bethesda.

(c)	With Respect to the Ownership of Lake Castleton Apartments.

1.	Lake Castleton II distributes a 72.6% membership interest in AIMCO Lake Castleton Arms, 1% of which is distributed to AIMCO Galleria Office and 99% of which is distributed to AIMCO Properties.
(i)	AIMCO Galleria Office distributes such share, 1% of which is distributed to AIMCO Holdings and 99% of which is distributed to AIMCO Properties;

(ii)	AIMCO Holdings distributes its share of such interest, 2% of which is distributed to AIMCO Holdings QRS and 98% of which is distributed to AIMCO Properties;

(iii)	AIMCO Holdings QRS distributes such share to AIMCO;

(iii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iv)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(v)	AIMCO Properties contributes the entire 72.6% membership interest in AIMCO Lake Castleton Arms to AIMCO/Bethesda.
2.	Woodway Office Partners distributes a 27.4% membership interest in AIMCO Lake Castleton Arms, 1% of which is distributed to AIMCO Woodway Office and 99% of which is distributed to AIMCO Properties.
(i)	AIMCO Woodway Office distributes such share, 1% of which is distributed to AIMCO Holdings and 99% of which is distributed to AIMCO Properties;

(ii)	AIMCO Holdings distributes such share, 2% of which is distributed to AIMCO Holdings QRS and 98% of which is distributed to AIMCO Properties;

(iii)	AIMCO Holdings QRS distributes such share to AIMCO;

(iv)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(v)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(vi)	AIMCO Properties contributes the entire 27.4% membership interest in AIMCO Lake Castleton Arms to AIMCO/Bethesda.
(d)	With Respect to the Ownership of Oak Park Village Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 2.01% managing general partnership interest in Oak Park Oxford Associates,

held of record by OAMCO XV, to AIMCO/Bethesda; provided, however that the managing general partnership interest itself remains in place.

2.	AIMCO Properties contributes an 88.0333% limited partnership interest and a 2% special limited partnership interest in Oak Park Oxford Associates to AIMCO/Bethesda.

3.	Oxford Associates ’83 distributes a 0.99% special limited partnership interest in Oak Park Oxford Associates, 0.01% of which is distributed to Oxford Equities, 1.24% of which is distributed to AIMCO/Bethesda Employee and 98.75% of which is distributed to AIMCO Properties.
(i)	Oxford Equities distributes its share of such interest to Oxford Holding;

(ii)	Oxford Holding distributes such interest to AIMCO/Bethesda;

(iii)	AIMCO/Bethesda Employee distributes its share of such interest to AIMCO Properties; and

(iv)	AIMCO Properties contributes the entire remaining special limited partnership interest to AIMCO/Bethesda.
4.	Oxford Partners X distributes a 6.9667% investor limited partnership interest in Oak Park Oxford Associates to AIMCO Properties.
(i)	AIMCO Properties contributes the entire 6.9667% investor limited partnership interest in Oak Park Oxford Associates to AIMCO/Bethesda.
(e)	With Respect to the Ownership of Pacific Bay Vistas.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.1% general partnership interest in AIMCO San Bruno Apartment Partners, held of record by AIMCO Holdings, to AIMCO/Bethesda; provided, however that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99.9% limited partnership interest in AIMCO San Bruno Apartment Partners to AIMCO/Bethesda.

(f)	With Respect to the Ownership of Riverbend Village.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1.0% general partnership interest in DFW Residential Investors, held of record by AIMCO/DFW Residential Investors, to AIMCO/Bethesda; provided, however that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 99% limited partnership interest in DFW Residential Investors to AIMCO/Bethesda.

(g)	With Respect to the Ownership of Scandia Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 11.6667% general partnership interest in Scandia Associates, held of record by ZIMCO V, to AIMCO/Bethesda; provided, however that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 65.0% investor limited partnership interest and a 23.3333% special limited partnership interest in Scandia Associates to AIMCO/Bethesda.

(h)	With Respect to the Ownership of Village Green Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 1% general partnership interest in ConCap Village Green, held of record by CCP/III Village Green, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	With respect to CCP III, which owns a 99% limited partnership interest in ConCap Village Green:
(i)	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 0.2% general partnership interest in CCP III, held of record by ConCap Equities, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

(ii)	Cooper River Properties distributes a 10.326% limited partnership interest in CCP III to AIMCO IPLP.
(1)	AIMCO IPLP distributes 70% of such interest to AIMCO/IPT and 30% of such interest to AIMCO Properties;

(2)	AIMCO/IPT distributes its share of such interest to AIMCO;

(3)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(4)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(5)	AIMCO Properties contributes the entire 10.326% limited partnership interest in CCP III to AIMCO/Bethesda.
(iii)	AIMCO IPLP distributes a 24.1140% limited partnership interest in CCP III, 70% of which is distributed to AIMCO/IPT and 30% of which is distributed to AIMCO Properties;
(1)	AIMCO/IPT distributes its share of such interest to AIMCO;

(2)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(3)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(4)	AIMCO Properties contributes the entire 24.1140% limited partnership interest in CCP III to AIMCO/Bethesda.
(iv)	AIMCO Properties contributes a 19.1247% limited partnership interest in CCP III to AIMCO/Bethesda.
(i)	With Respect to the Ownership of Willow Park on Lake Adelaide Apartments.

1.	AIMCO Properties contributes all of its economic rights, duties, and liabilities with respect to a 3% general partnership interest in NPI 5, held of record by NPI Equity Investments, to AIMCO/Bethesda; provided, however, that the general partnership interest itself remains in place.

2.	AIMCO Properties contributes a 19.73% limited partnership interest in NPI 5 to AIMCO/Bethesda.

3.	AIMCO IPLP distributes a 43.68% limited partnership interest in NPI 5, 70% of which is distributed to AIMCO/IPT and 30% of which is distributed to AIMCO Properties.
(i)	AIMCO/IPT distributes its share of such interest to AIMCO;

(ii)	AIMCO contributes such share to AIMCO-GP and AIMCO-LP pro rata in proportion to their respective ownership interests in AIMCO Properties on the date of this Agreement;

(iii)	Each of AIMCO-GP and AIMCO-LP contributes its share of such interest to AIMCO Properties; and

(iv)	AIMCO Properties contributes the entire 43.68% limited partnership interest in NPI 5 to AIMCO/Bethesda.
     SECTION 4. Consideration.
(a)	In exchange for the partnership and membership interests and property contributed to it pursuant to this Agreement, AIMCO/Bethesda will:
(1)	issue the Shares to AIMCO Properties; and

(2)	guarantee payment of all loans from AIMCO Properties or any of its wholly owned affiliates to any of the Properties or the owners of any of the Properties.
(b)	In this regard, AIMCO Properties represents and warrants:

(1)	It is acquiring the Shares in a transaction not involving any public offering, within the meaning of the Securities Act of 1933, as amended (the “Securities Act”);

(2)	It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Shares and is able to bear the economic risk of a loss of an investment in the Shares;

(3)	It is not acquiring any Shares with a view to the distribution of the Shares or any present intention of offering or selling any of the Shares in a transaction that would violate the Securities Act or the securities laws of any state or any other applicable jurisdiction;

(4)	It is not relying on AIMCO/Bethesda (or any agent, representative or affiliate of AIMCO/Bethesda) with respect to legal, tax, accounting, financial and other economic considerations involved in connection with the transactions contemplated by this Agreement, including an investment in Shares; and

(5)	AIMCO Properties has carefully considered and has, to the extent necessary, sought legal, tax, accounting, financial and other advice with respect to the suitability of its investment in the Shares.
(c)	AIMCO Properties acknowledges and agrees that the Shares are not, and may never be, registered under the Securities Act.
     SECTION 5. Tax Treatment. The parties intend and agree to treat the contributions provided for in this Agreement as a non-recognition transaction pursuant to Section 351. Each of the parties agrees to execute and deliver such other agreements, documents, and instruments, and to take all such further actions, as may be reasonably necessary to cause the transactions contemplated by this Agreement to comply with Section 351.
     SECTION 6. Approvals and Consents. Each of the parties agrees to use all commercially reasonable efforts to obtain all consents, approvals, orders, licenses, certificates, and permits of or from, and to make all declarations and filings with: any partner, member, shareholder, or stockholder; any federal, state, local or other governmental authority; or any court or other tribunal, domestic or foreign, in each case required or desirable in connection with the contribution to AIMCO/Bethesda of any full general partnership interest, the economic rights, duties, and liabilities of which have been contributed to AIMCO/Bethesda pursuant to this Agreement. Each of the parties hereby irrevocably consents to the consummation of the transactions contemplated by this Agreement and waives all notices, consents, approvals, orders, licenses, certificates, permits, declarations, filings, and compliance with agreements, documents, or other instruments to which any is a part or to which the assets of any are subject in connection with the consummation of the transactions contemplated by this Agreement, in each case to the fullest extent permitted by applicable law. Such waiver shall apply only to the transactions contemplated by this Agreement and shall not be considered a waiver of any parties’ rights under the aforementioned with respect to any other action.
     SECTION 7. Miscellaneous.

(a)	Further Assurances. Each of the parties agrees to execute and deliver all such further documents and take all such further actions as shall be necessary, desirable or expedient to consummate the transactions contemplated by this Agreement.

(b)	Entire Agreement. This Agreement, together with the exhibits to this Agreement, constitutes the entire agreement and understanding among the parties as to the subject matter of this Agreement and supersedes all prior agreements and understandings, written or oral, with respect to the subject matter of this Agreement.

(c)	Severability. The unenforceability or invalidity of any provision of this Agreement in any jurisdiction will not, as to that jurisdiction, render any other provision of this Agreement unenforceable or invalid or, as to any and all other jurisdictions, render any provision of this Agreement unenforceable or invalid.

(d)	Assignment; Power of Attorney. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns, but will not confer any benefit upon any person or entity other than the parties and their respective successors and permitted assigns. This Agreement may not be assigned by any party without the prior written consent of AIMCO Properties, and this Agreement may be assigned by any party, in whole or in part, at the direction of and upon the sole signature of AIMCO Properties, and to this end, each of the other parties to this Agreement grant AIMCO Properties a power of attorney to execute and deliver any such assignment in its name, place, and stead as its attorney in fact. Such power of attorney is coupled with an interest and is irrevocable.

(e)	Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the conflict of laws principles thereof.

(f)	Counterparts. This Agreement may be executed in counterparts, each of which is an original, but all of which will be considered one and the same original.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first written above.

Apartment Investment and Management Company
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO/Bethesda Employee, L.L.C. By: AIMCO Properties, L.P., its Member By: AIMCO GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO/Bethesda Holdings, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO/DFW Residential Investors GP, LLC By: AIMCO/Bethesda Holdings, Inc., its Member
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Galleria Office, L.P. By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO-GP, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Holdings, L.P. By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Holdings QRS, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO IPLP, L.P. By: AIMCO/IPT, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO/IPT, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO-LP Trust
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Lake Castleton Arms, L.L.C. By: AIMCO Properties, L.P., its Manager By: AIMCO-GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Properties, L.P. By: AIMCO-GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO QRS GP, LLC By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO San Bruno Apartment Partners, L.P. By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

AIMCO Woodway Office, L.P. By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Ambassador VIII, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Ambassador VIII, L.P. By: Ambassador VIII, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Ambassador Apartments, L.P. By: AIMCO QRS GP, LLC, its General Partner By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

CCP/III Village Green GP, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

ConCap Equities, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

ConCap Village Green Associates, Ltd. By: CCP/III Village Green GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Consolidated Capital Properties III By: ConCap Equities, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Cooper River Properties, L.L.C. By: AIMCO IPLP, L.P., its Member By: AIMCO/IPT, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

DFW Residential Investors Limited Partnership By: AIMCO/DFW Residential Investors GP, LLC, its General Partner By: AIMCO/Bethesda Holdings, Inc., its Member
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Davidson Growth Plus GP Corporation
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Davidson Growth Plus GP Limited Partnership By: Davidson Growth Plus GP Corporation, its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Davidson Growth Plus, L.P. By: Davidson Growth Plus GP Corporation, its Managing General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Lake Castleton II, L.P. By: AIMCO Galleria Office, L.P., its General Partner By: AIMCO Holdings, L.P., its General Partner By: AIMCO Holdings QRS, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

National Property Investors 5 By: NPI Equity Investments, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

NPI Equity Investments, Inc.
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

The New Fairways, L.P. By: Davidson Growth Plus GP Limited Partnership, its General Partner By: Davidson Growth Plus GP Corporation, its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

OAMCO XV, L.L.C. By: Oxford Realty Financial Group, Inc., its Manager
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Oak Park-Oxford Associates Limited Partnership By: OAMCO XV, L.L.C., its Managing General Partner By: Oxford Realty Financial Group, Inc., its Manager
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Oxford Associates ’83 Limited Partnership By: Oxford Equities Corporation, its Managing General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Oxford Equities Corporation
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Oxford Holding Corporation
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Oxford Partners X, L.L.C. By: AIMCO Properties, L.P., its Member By: AIMCO-GP, Inc., its General Partner
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Scandia Associates L.P. By: ZIMCO V L.L.C., its General Partner By: Scandia V Corporation, its Managing Member
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

Woodway Office Partners, Ltd., a Texas Limited Partnership
By: AIMCO Woodway Office, L.P., its General Partner
By: AIMCO Holdings, L.P., its General Partner
By: AIMCO Holdings QRS, Inc., its General Partner

By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

ZIMCO V L.L.C. By: Scandia V Corporation, its Managing Member
By:	/s/ Brian Bornhorst
	Name:	Brian Bornhorst
	Title:	Vice President

EXHIBIT A
Descriptions of Ownership Constituencies Prior To Consummation of the Transactions
Contemplated by the Agreement